UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 1, 2023

GARTNER, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14443	04-3099750

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 10212
56 Top Gallant Road
Stamford, CT 06902-7747

(Address of Principal Executive Offices, including Zip Code)

(203) 964-0096
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0005 par value per share	IT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2023 Annual Meeting of Stockholders of Gartner, Inc. (the “Company”) was held on June 1, 2023. With respect to the five proposals put before the stockholders, the voting results were as follows:

Proposal 1 – Election of twelve nominees to the Company’s Board of Directors:

Name	For	Against	Abstain	Broker Non-Votes
Peter E. Bisson	67,120,211	1,595,067	25,717	4,191,687
Richard J. Bressler	63,123,205	5,590,248	27,542	4,191,687
Raul E. Cesan	66,150,459	2,562,619	27,917	4,191,687
Karen E. Dykstra	65,843,820	2,814,007	83,168	4,191,687
Diana S. Ferguson	66,590,838	1,974,993	175,164	4,191,687
Anne Sutherland Fuchs	61,796,617	6,916,872	27,506	4,191,687
William O. Grabe	60,451,623	8,261,343	28,029	4,191,687
José M. Gutiérrez	68,368,932	337,709	34,354	4,191,687
Eugene A. Hall	67,317,725	1,310,901	112,369	4,191,687
Stephen G. Pagliuca	66,352,905	2,361,651	26,439	4,191,687
Eileen M. Serra	67,283,187	1,367,998	89,810	4,191,687
James C. Smith	63,426,131	5,287,894	26,970	4,191,687

Proposal 2 – Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

Votes For	63,282,612
Votes Against	5,371,830
Abstentions	86,553
Broker Non-Votes	4,191,687

Proposal 3 – Vote, on an advisory basis, on the frequency of future stockholder advisory votes on the Company’s executive compensation:

Every Year	66,879,636
Every Two Years	40,623
Every Three Years	1,795,256
Abstentions	25,480
Broker Non-Votes	4,191,687

Proposal 4 – Approval of the Gartner, Inc. Long-Term Incentive Plan:

Votes For	65,643,293
Votes Against	3,060,444
Abstentions	37,258
Broker Non-Votes	4,191,687

Proposal 5 – Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year:

Votes For	70,042,895
Votes Against	2,870,120
Abstentions	19,667

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.

Date: June 2, 2023	By:	/s/ Craig W. Safian

Craig W. Safian Executive Vice President and Chief Financial Officer